Phunware Reports Second Quarter 2021 Financial Results

AUSTIN, Texas, August 12, 2021 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or “the Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced financial results for its second quarter ended June 30, 2021.

“We were extremely encouraged by the continued operational momentum for our business during Q2 despite the ongoing pandemic, as we further accelerated our MaaS platform vision and adoption across a number of key fronts including new product introduction and indirect channel expansion,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “Not only have we formally rolled out our entire blockchain-enabled Mobile Loyalty Ecosystem specific to PhunToken, PhunCoin and PhunWallet on a direct-to-consumer basis as promised, but we have also executed a brand new, global, multi-year distribution agreement with an anchor Fortune 500 distribution partner for our indirect channel. Looking ahead, I am confident that the near-term and long-term opportunities for our business are promising, as we enter the second half of the year with a solid balance sheet, a growing pipeline of customers and a robust slate of enterprise cloud solutions for mobile.”

Second Quarter 2021 Summary Financial Results
•Net Revenues for the quarter totaled $1.4 million
•Multiscreen-as-a-Service (MaaS) Platform Subscriptions and Services Revenues were $1.2 million
•Net Loss was $(8.3) million
•Net Loss per Share was $(0.12)
•Non-GAAP Adjusted EBITDA Loss was $(2.7) million

“We are pleased with the efforts our team has made to build the pipeline and drive new customer and partner relationships in the face of continued headwinds from the COVID-19 pandemic,” said Matt Aune, CFO of Phunware. “These relationships take time to build, but we are pleased to see that total backlog is trending up quarter over quarter and we are working hard to build off that momentum into the second half of 2021. Phunware is well positioned for success as we continue to reduce liabilities, eliminate debt and focus efforts on both organic and inorganic growth opportunities.”

Recent Business Highlights

•Notable Corporate Developments:
•Held Fireside Chat with CNBC and Fox Business Network Market Analyst Kenny Polcari
•Joined Russell Microcap® Index
•Engaged Grasso Global to Expand Investor Relations Program
•Notable Customer and Partner Wins:
•Partnered with MKT Consulting on Smart Residential Solution for Regent Square
•Smart Hospitality Solution Licensed by Leading International Luxury Resort
•Added Third Pediatric Healthcare Customer Win for MaaS Digital Front Door Solution
•Notable Product Updates:
•Released “PhunWallet” Mobile App for Android on Google Play
•Announced Ten Million PhunToken Sweepstakes with Release of “PhunWallet” Mobile App for iOS

Conference Call Information

Phunware management will host a conference call today (August 12, 2021) at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) to discuss its financial results for the second quarter ended June 30, 2021.

Interested parties may access the conference call by dialing 844-369-8774 in the United States, or 862-298-0844 from international locations. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.

Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with more than one billion active devices touching its platform each month. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://www.phunware.com, https://www.phuncoin.com, https://www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Phunware PR & Media Inquiries:
Email: press@phunware.com
Phone: (512) 693-4199

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Consolidated Balance Sheets
(In thousands, except share and per share information)

	June 30, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets:
Cash	$2,714	$3,940
Accounts receivable, net of allowance for doubtful accounts of $242 and $356 at June 30, 2021 and December 31, 2020, respectively	659	664
Digital currencies	773	—
Prepaid expenses and other current assets	1,586	304
Total current assets	5,732	4,908
Property and equipment, net	—	13
Goodwill	25,915	25,900
Intangible assets, net	54	111
Deferred tax asset	537	537
Restricted cash	91	91
Right-of-use asset	1,606	—
Other assets	276	276
Total assets	$34,211	$31,836
Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$7,039	$8,462
Accrued expenses	1,972	5,353
Accrued legal settlement	1,500	3,000
Lease liability	516	—
Deferred revenue	2,010	2,397
PhunCoin deposits	1,202	1,202
Current maturities of long-term debt, net	83	4,435
Warrant liability	1,836	1,614
Total current liabilities	16,158	26,463
Long-term debt	3,720	3,762
Long-term debt - related party	195	195
Deferred tax liability	537	537
Deferred revenue	1,779	2,678
Lease liability	1,343	—
Deferred rent	—	180
Total liabilities	23,732	33,815
Stockholders’ equity (deficit)
Common stock, $0.0001 par value; 1,000,000,000 shares authorized at June 30, 2021 and December 31, 2020; 72,742,689 and 56,380,111 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	7	6
Additional paid-in capital	177,254	144,156
Accumulated other comprehensive loss	(323)	(338)
Accumulated deficit	(166,459)	(145,803)
Total stockholders’ equity (deficit)	10,479	(1,979)
Total liabilities and stockholders’ equity (deficit)	$34,211	$31,836

Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share information)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net revenues	$1,436	$2,213	$3,082	$4,853
Cost of revenues	1,124	768	1,816	1,859
Gross profit	312	1,445	1,266	2,994

Operating expenses:
Sales and marketing	639	277	1,195	882
General and administrative	3,021	3,760	5,779	7,705
Research and development	846	378	1,898	1,239
Total operating expenses	4,506	4,415	8,872	9,826
Operating loss	(4,194)	(2,970)	(7,606)	(6,832)

Other expense:
Interest expense	(1,845)	(460)	(4,064)	(561)
Loss on extinguishment of debt	(2,184)	(81)	(7,952)	(81)
Impairment of digital currency	(776)	—	(776)	—
Gain (loss) on change in fair value of warrant liability	663	—	(222)	—
Other income (expense)	43	—	(36)	—
Total other expense	(4,099)	(541)	(13,050)	(642)
Loss before taxes	(8,293)	(3,511)	(20,656)	(7,474)
Income tax expense	—	—	—	—
Net loss	(8,293)	(3,511)	(20,656)	(7,474)
Other comprehensive income (loss):
Cumulative translation adjustment	5	(3)	15	(75)
Comprehensive loss	$(8,288)	$(3,514)	$(20,641)	$(7,549)

Net loss per common share, basic and diluted	$(0.12)	$(0.08)	$(0.30)	$(0.18)

Weighted-average common shares used to compute net loss per share, basic and diluted	71,620	41,869	68,103	40,982

Consolidated Statements of Cash Flows
(In thousands)

	Six Months Ended June 30,
	2021	2020
Operating activities
Net loss	$(20,656)	$(7,474)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount and deferred financing costs	2,770	227
Loss on change in fair value of warrant liability	222	—
Loss on extinguishment of debt	7,952	81
Impairment of digital currencies	776	—
Stock-based compensation	2,438	1,750
Other adjustments	142	79
Changes in operating assets and liabilities:
Accounts receivable	237	815
Prepaid expenses and other assets	(416)	(193)
Accounts payable	(1,282)	356
Accrued expenses	(3,334)	877
Accrued legal settlement	(1,500)	—
Lease liability payments	(434)	—
Deferred revenue	(1,286)	(1,268)
Net cash used in operating activities	(14,371)	(4,750)
Investing activities
Purchase of digital currencies	(1,497)	—
Net cash used in investing activities	(1,497)	—
Financing activities
Proceeds from borrowings, net of issuance costs	9,981	5,436
Proceeds from related party bridge loans	—	560
Payments on senior convertible notes	(25,095)	—
Payments on related party notes	—	(455)
Net repayments on factoring agreement	—	(714)
Proceeds from PhunCoin deposits	—	(200)
Proceeds from exercise of options to purchase common stock	70	85
Proceeds from sales of common stock, net of issuance costs	29,670	—
Series A convertible preferred stock redemptions and dividend payments	—	—
Net cash provided by financing activities	14,626	4,712
Effect of exchange rate on cash and restricted cash	16	(79)
Net decrease in cash and restricted cash	(1,226)	(117)
Cash and restricted cash at the beginning of the period	4,031	362
Cash and restricted cash at the end of the period	$2,805	$245
Supplemental disclosure of cash flow information:
Interest paid	$1,287	$328
Income taxes paid	$—	$—

	Six Months Ended June 30,
	2021	2020
Supplemental disclosures of non-cash financing activities:
Proceeds not received related to sales of common stock	$867	$—
Issuance of common stock for payment of legal, earned bonus and board of director fees	$66	$1,014
Issuance of common stock upon partial conversions of Senior Convertible Note	$—	$2,266
Reacquisition of equity component of Senior Convertible Note	$—	$(1,299)
Equity classified cash conversion feature of Senior Convertible Note	$—	$219

Non-GAAP Financial Measures and Reconciliation

Our non-GAAP financial measures include adjusted gross profit, adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") (our "non-GAAP financial measures"). Our non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. They are not measurements of our financial performance under GAAP and should not be considered as alternatives to revenue or net loss, as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Our non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Our non-GAAP financial measures do not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate our non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations to our non-GAAP financial measures by relying primarily on our GAAP results and using our non-GAAP financial measures only for supplemental purposes. Our non-GAAP financial measures include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2021	2020	2021	2020
Net loss	$(8,293)	$(3,511)	$(20,656)	$(7,474)
Add back: Depreciation and amortization	25	38	58	88
Add back: Interest expense	1,845	460	4,064	561
EBITDA	(6,423)	(3,013)	(16,534)	(6,825)
Add back: Stock-based compensation	1,383	1,115	2,438	1,750
Add back: Loss on extinguishment of debt	2,184	81	7,952	81
Add back: Impairment of digital currencies	776	—	776	—
(Less) Add back: (Gain) Loss on change in fair value of warrant liability	(663)	—	222	—
Adjusted EBITDA	$(2,743)	$(1,817)	$(5,146)	$(4,994)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2021	2020	2021	2020
Gross profit	$312	$1,445	$1,266	$2,994
Add back: Amortization of intangibles	3	6	7	13
Add back: Stock-based compensation	323	62	532	113
Adjusted gross profit	$638	$1,513	$1,805	$3,120
Adjusted gross margin	44.4%	68.4%	58.6%	64.3%

Supplemental Information
(In thousands, except percentages)

	Three Months Ended June 30,		Change
(in thousands, except percentages)	2021	2020	Amount	%
Net Revenues
Platform subscriptions and services	$1,180	$2,023	$(843)	(41.7)%
Application transaction	256	190	66	34.7%
Net revenues	$1,436	$2,213	$(777)	(35.1)%
Platform subscriptions and services as a percentage of net revenues	82.2%	91.4%
Application transactions as a percentage of net revenues	17.8%	8.6%

	Six Months Ended June 30,		Change
(in thousands, except percentages)	2021	2020	Amount	%
Net Revenues
Platform subscriptions and services	$2,701	$4,414	$(1,713)	(38.8)%
Application transaction	381	439	(58)	(13.2)%
Net revenues	$3,082	$4,853	$(1,771)	(36.5)%
Platform subscriptions and services as a percentage of net revenues	87.6%	91.0%
Application transactions as a percentage of net revenues	12.4%	9.0%